UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2025 (July 1, 2025)

EOG RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-651-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EOG RESOURCES, INC.

Item 1.01	Entry into a Material Definitive Agreement.

On July 1, 2025, EOG Resources, Inc. (“EOG”) completed the underwritten public offering (the “Notes Offering”) of $3,500,000,000 aggregate principal amount of debt securities, consisting of $500,000,000 aggregate principal amount of EOG’s 4.400% Senior Notes due 2028 (such series, the “2028 Notes”), $1,250,000,000 aggregate principal amount of EOG’s 5.000% Senior Notes due 2032 (such series, the “2032 Notes”), $1,250,000,000 aggregate principal amount of EOG’s 5.350% Senior Notes due 2036 (such series, the “2036 Notes”) and $500,000,000 aggregate principal amount of EOG’s 5.950% Senior Notes due 2055 (such series, the “2055 Notes” and, collectively with the 2028 Notes, the 2032 Notes and the 2036 Notes, the “Notes”).

The Notes were issued under an indenture, dated as of May 18, 2009 (the “Indenture”), by and between EOG, as issuer, and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee, and an officers’ certificate, dated July 1, 2025, pursuant to the Indenture setting forth the specific terms of each series of the Notes (the “Officers’ Certificate”).

The offer and sale of the Notes has been registered under the Securities Act of 1933 (as amended, the “Securities Act”), pursuant to an automatic shelf registration statement on Form S-3 (Registration No. 333-283988) filed with the United States Securities and Exchange Commission (the “SEC”) and automatically effective on December 20, 2024 (the “Registration Statement”).

The Notes are EOG’s senior, unsecured obligations and rank equally in right of payment with all of EOG’s other unsecured and unsubordinated indebtedness from time to time outstanding. The Notes are effectively subordinated to any of EOG’s secured indebtedness, to the extent of the value of the assets securing such indebtedness, unless the Notes become equally and ratably secured by those assets. The Notes are also structurally subordinated to the indebtedness and all other obligations of EOG’s subsidiaries.

We may redeem some or all of the Notes at any time and from time to time prior to their maturity. The optional redemption provisions applicable to each series of the Notes, the special mandatory redemption provisions applicable only to the 2028 Notes and the 2055 Notes, the applicable redemption prices and the other terms of each series of the Notes are set forth in the Officers’ Certificate.

The foregoing description of the Indenture, the Officers’ Certificate and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Indenture, incorporated herein by reference as Exhibit 4.1 hereto, (ii) the Officers’ Certificate (setting forth the specific terms of each series of the Notes), filed as Exhibit 4.2 hereto and incorporated herein by reference, and (iii) the forms of global note for the 2028 Notes, the 2032 Notes, the 2036 Notes and the 2055 Notes (collectively, the “Global Notes”), which Global Notes are filed as Exhibits 4.3, 4.4, 4.5 and 4.6 hereto, respectively, and are incorporated herein by reference. The Global Notes are also filed with reference to, and are hereby incorporated by reference into, the Registration Statement.

Item 8.01	Other Events.

In connection with the closing of the Notes Offering, EOG is filing a legal opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the Notes issued in the Notes Offering, filed as Exhibit 5.1 hereto, to incorporate such opinion by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Indenture, dated as of May 18, 2009, by and between EOG and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee (incorporated by reference to Exhibit 4.9 to EOG’s Registration Statement on Form S-3, Registration No. 333-159301, filed May 18, 2009).

*4.2	Officers’ Certificate Establishing 4.400% Senior Notes due 2028 of EOG, 5.000% Senior Notes due 2032 of EOG, 5.350% Senior Notes due 2036 of EOG and 5.950% Senior Notes due 2055 of EOG, dated July 1, 2025.

*4.3	Form of Global Note with respect to the 4.400% Senior Notes due 2028 of EOG (included in Exhibit 4.2).

*4.4	Form of Global Note with respect to the 5.000% Senior Notes due 2032 of EOG (included in Exhibit 4.2).

*4.5	Form of Global Note with respect to the 5.350% Senior Notes due 2036 of EOG (included in Exhibit 4.2).

*4.6	Form of Global Note with respect to the 5.950% Senior Notes due 2055 of EOG (included in Exhibit 4.2).

*5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP, dated July 1, 2025.

*23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).

*	Exhibit filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: July 1, 2025	By:	/s/ Ann D. Janssen
Ann D. Janssen Executive Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

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